Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 25, 2000 in Carlisle Companies Incorporated's Annual Report on Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.


                                          /s/ Arthur Andersen
                                          -------------------
                                          ARTHUR ANDERSEN LLP

New York, New York
November 10, 2000


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